UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 17, 2010

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)-(c)     On November 17, 2010, Brent R. Olthoff was appointed as the Senior Vice President, Chief Financial Officer and Treasurer of HF Financial Corp (the “Company”), effective immediately. Darrel L. Posegate, who had previously been the Company’s Chief Financial Officer, will continue to serve as the Company’s Executive Vice President  as well as President of Home Federal Bank, the Company’s principal operating subsidiary (the “Bank”).

Mr. Olthoff, 39, has served as the Senior Vice President, Chief Financial Officer and Treasurer of the Bank since 2007. He first joined the Bank in July 2001, and was promoted to Vice President/Finance in July 2004. From February 2006 to April 2007, Mr. Olthoff was employed by FTN Financial, a capital markets firm in Memphis, Tennessee, where he was Vice President/Asset Strategies. Mr. Olthoff received his B.B.A degree in Finance from Iowa State University. There are no family relationships between Mr. Olthoff and any of the Company’s officers and directors and transactions between the Company and Mr. Olthoff requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 5.07             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)           The Company held its annual meeting of shareholders on November 17, 2010.  The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)           Charles T. Day and Robert L. Hanson were elected as Class II directors of the Company.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Charles T. Day	3,876,039	839,393	1,607,222

Robert L. Hanson	4,534,090	181,145	1,607,222

The appointment of Eide Bailly, LLP as the Company’s independent auditors for the year ending June 30, 2011 was ratified.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

6,182,896	94,840	44,721	640,582

ITEM 8.01             OTHER EVENTS.

On November 17, 2010, the Board of Directors of the Company formed the position of Vice-Chair of the Board of Directors, as a governance change in light of the Chair/Chief Executive Officer transition to be effected by December 31, 2011. The Vice-Chair will preside at Board meetings and executive sessions, collaborate with the Chair/CEO and committee chairs in establishing agendas, and serve as a liaison between the independent directors and the Chairman and Chief Executive Officer. The Vice-Chairman position replaces the Lead Director position that was formerly in place.

Michael M. Vekich, a Class I director and one of the Board’s independent directors, was appointed as Vice-Chair.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date: November 23, 2010	By:	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date: November 23, 2010	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President, Chief
Financial Officer and Treasurer
(Principal Financial Officer)